Horizon Spin-off and Corporate Restructuring Fund Class A Shares (LSHAX) Class C Shares (LSHCX) Institutional Class Shares (LSHUX)
Summary Prospectus	September 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.libertystreetfunds.com/mutual-funds/horizon-spin-off-corporate-restructuring-fund. You may also obtain this information at no cost by calling 1-800-207-7108 or by sending an e-mail request to libertystreetfunds@umb.com. The Fund’s Prospectus and SAI, both dated September 1, 2016, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Horizon Spin-off and Corporate Restructuring Fund (the “Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Fund. More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – A Shares” on page 37 of the Statutory Prospectus.

		Class A Shares		Class C Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%(1)		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(2)		None
Wire fee		$20		$20		$20
Overnight check delivery fee for weekday		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.49%		0.49%		0.49%
Shareholder service fee	0.08%		0.08%		0.08%
All Other Expenses	0.41%		0.41%		0.41%
Acquired fund fees and expenses(3)		0.09%		0.09%		0.09%
Total annual fund operating expenses		1.83%		2.58%		1.58%
Fees waiver and/or expenses reimbursements(4)		(0.24%)		(0.24%)		(0.24%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements(3,4)		1.59%		2.34%		1.34%

1	No initial sales charge is applied to purchases of $1 million or more.
2

A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of purchase.

3

The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which table reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

4

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the A Shares, C Shares and Institutional Shares, respectively. This agreement is in effect until August 31, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Shares	$727	$1,096	$1,487	$2,581
C Shares	$340	$780	$1,349	$2,897
Institutional Shares	$136	$475	$838	$1,858

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Shares	$237	$780	$1,349	$2,897

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will pursue its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin-off companies, companies subject to other forms of corporate restructuring, parents of any such companies, and publicly traded shareholder activist holding companies which, by way of their shareholder ownership in other companies, have caused such other companies to undergo spin-offs and other forms of corporate restructurings. The Fund considers a spin-off company or a company subject to a corporate restructuring to be any company that has experienced one of the following events wisthin five years of the Fund’s investment in the company: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders; an equity “carve-out” or “partial initial public offering” in which a parent company sells a percentage of the equity of a subsidiary in a public offering; or the parent company of any such company after the public disclosure of the corporate restructuring. The Fund may invest in a parent company of a spin-off company or a company subject to a corporate restructuring, or a publicly traded shareholder activist holding company which has caused such other companies to undergo the spin-off or corporate restructuring, after the public disclosure of the planned spin-off or corporate restructuring, during the spin-off or corporate restructuring process, or after the actual spin-off or corporate restructuring. If the Fund invests in a parent company of a spin-off company or a company subject to a corporate restructuring prior to a spin-off or restructuring, the Fund would, upon the completion of the spin-off or restructuring, receive the shares of the spin-off company. The Fund may retain shares of both the parent and the spin-off company, the shares of only one, or the shares of neither.

The Fund will invest in both U.S. and foreign equity stocks. The Fund’s investments in foreign equity stocks may be in both developed and emerging markets. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed. In addition, under certain market conditions, the Fund may invest in a company at the time of its initial public offering (“IPO”).

The Fund may invest up to 20% of its assets in companies that, for a variety of reasons, the Fund’s sub-advisor believes may have the potential to be subject to a future spin-off or corporate restructuring, including instances in which a similar company may have recently announced a spin-off; the company may be under investor pressure to consider strategic alternatives; or the current segments of the company may not have a synergistic fit, and as a result the company’s stock trades at a discount to that of its closest peers. The Fund may invest in potential spin-off and corporate restructuring companies that the Fund’s sub-advisor believes may, based on its in-house research, have the most favorable risk/reward characteristics.

The Fund’s sub-advisor seeks to avoid short-term investing and significant portfolio turnover. The sub-advisor utilizes its in-house research capabilities to seek to identify businesses at inflection points in their corporate life cycles with what the sub-advisor believes are attractive risk/reward profiles. The Fund’s sub-advisor believes that returns are often the result of the market’s inefficiency in initially valuing corporate restructurings due in part to lack of coverage by the investment community and initial indiscriminate selling pressure. For instance, companies that have been “spun-off” from their corporate parents by way of corporate restructurings may not be followed closely by financial sector analysts, which could lead to advantageous disparities between a company’s valuation and growth prospects relative to its pricing in the marketplace. The Fund’s sub-advisor uses a process that focuses primarily on the analysis of individual companies rather than on the industry in which the company may operate. This “bottom-up” approach may result in multiple investments in the same sector or industry. However, the sub-advisor pays careful attention to the limitation of sector and industry concentrations.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●

Management and Strategy Risk: The value of your investment depends on the judgment of the sub-advisor about the quality, relative yield, value or market trends affecting a particular security, issuer, sector or region, which may prove to be incorrect. Investment strategies employed by the sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to that of other investments.

●

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

●

Event Driven Risk: The sub-advisor’s evaluation of the outcome of a proposed spin-off or corporate restructuring may prove incorrect and the Fund’s return on an investment may be negative. Even if the sub-advisor’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. In addition, the ability of a shareholder activist holding company to effectuate a spin-off or restructuring is subject to the same risks and the sub-advisor’s evaluation of such a company’s capabilities may be incorrect.

●

Small-cap and Mid-cap Company Risk: The securities of small-capitalization or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

●	Large-Cap Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●

Specific Strategy/Research Risk: The Fund’s sub-advisor and an affiliate of the Fund’s advisor author and collaborate on research reports regarding spin-off related companies for institutional subscribers. Consistent with its compliance policies and procedures, the sub-advisor may impose for a period of time an internal restriction in the trading in certain securities related to spin-off companies, corporate restructuring companies and/or their parent companies discussed in these research reports. As a result, the Fund may be prevented from trading in such securities at their optimal value or time as might otherwise have been permitted if such restrictions were not in effect. In addition, if subscribers to the research services buy or sell securities that are described in the reports, it could potentially have an adverse effect on the price of securities bought or sold by the Fund.

●

Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

●

Convertible Securities Risk: Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

●

Warrants and Rights Risk: Warrants and rights may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. Failing to exercise subscription rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.

●

Liquidity Risk: Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or it may only be able to sell those investments at less than desired prices.

●

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

●

Distressed Securities Risk: Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings.

●

Foreign Investment Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

●

Emerging Markets Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

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Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

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Initial Public Offerings Risk: The Fund may purchase securities of companies in IPOs. Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies’ limited operating histories. These factors may contribute to substantial price volatility for the shares of these companies.

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Non-Diversification Risk: The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance

The performance information provided below indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. On February 11, 2014, the Fund’s principal investment strategy changed. The performance information for periods prior to that date is attributable to the Fund’s previous principal investment strategy. The predecessor to the Fund (the “Predecessor Fund”) commenced operations on May 4, 2007. Effective as of the close of business on October 9, 2009, the Predecessor Fund reorganized into the Fund. Performance results shown in the bar chart and the performance table below for the period prior to October 9, 2009, reflect the performance of the Predecessor Fund. The bar chart shows performance of the Fund’s Institutional shares. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown. Class A and C shares performance would be lower than the Institutional Class performance because of the higher expenses paid by Class A and C shares. Updated performance information is available on the Fund’s website at www.libertystreetfunds.com.

Calendar Year Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2016 was 1.15%.

Institutional Class Shares
Highest Calendar Quarter Return at NAV	24.53%	Quarter Ended 6/30/2009
Lowest Calendar Quarter Return at NAV	(29.16)%	Quarter Ended 12/31/2008

Average Annual Total Returns (for the Periods Ended December 31, 2015)

	1 Year	5 Years	Since Inception	Inception Date/From
Institutional Class — Return Before Taxes	(11.37)%	5.85%	(1.45)%	July 11, 2007
Institutional Class — Return After Taxes on Distributions*	(11.37)%	5.76%	(1.60)%	July 11, 2007
Institutional Class — Return After Taxes on Distributions and Sale of Fund Shares*	(6.44)%	4.59%	(1.06)%	July 11, 2007
Class A Shares — Return Before Taxes	(15.81)%	4.55%	(1.31)%	May 4, 2007
Class C Shares — Return Before Taxes	(12.87)%	4.96%	(1.38)%	May 24, 2007
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	5.83%	July 11, 2007

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares and after-tax returns for classes other than Institutional Class shares will vary from returns shown for Institutional Class shares.

Investment Advisors and the Sub-advisor

Liberty Street Advisors, Inc. is the Fund’s investment advisor (the “Advisor”). Horizon Asset Management LLC is the Fund’s sub-advisor (“Horizon” or the “Sub-advisor”).

Portfolio Managers

Steven M. Bregman and Murray Stahl have served as the portfolio managers of the Fund since its inception in May 2007 and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and C Shares*
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

*	The maximum investment amount for the C Share is $999,999.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (including the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.